Exhibit 99.1

                           [Moss Adams LLP letterhead]





January 25, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4 of TreeSource Industries, Inc.'s Form 8-K dated January 22, 2002 and are in agreement with the statements contained in Item 4 therein.

Yours very truly,

/s/ Moss Adams LLP
Moss Adams LLP